UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 30, 2005
Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 394-2800
N/A

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Attached as Exhibit 99.1 are slides that L. Patrick Hassey, Chairman, President and Chief Executive Officer, intends to present at the CIBC ‘Best Ideas’ Small & Mid Cap investor conference in New York, NY on November 30, 2005. Mr. Hassey’s remarks and presentation slides will be available after 4 p.m. on November 30, 2005, on ATI’s website www.alleghenytechnologies.com under the Investor tab.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit 99.1	Slide presentation of L. Patrick Hassey, Chairman, President and Chief Executive Officer, at CIBC ‘Best Ideas’ Small & Mid Cap investor conference in New York, NY on November 30, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources, Chief Legal and Compliance Officer

Dated: November 30, 2005

EXHIBIT INDEX

Exhibit 99.1	Slide presentation of L. Patrick Hassey, Chairman, President and Chief Executive Officer, at CIBC ‘Best Ideas’ Small & Mid Cap investor conference in New York, NY on November 30, 2005.